October 28, 2011, as amended January 3, 2012

Prospectus

BlackRock Municipal Bond Fund, Inc. | Investor A1, Investor B1 and Investor C1 Shares

}	BlackRock National Municipal Fund
}	BlackRock Short-Term Municipal Fund
Funds	Investor A1 Shares	Investor B1 Shares	Investor C1 Shares
BlackRock National Municipal Fund	N/A	BNMDX	MCNLX
BlackRock Short-Term Municipal Fund	MDLMX	N/A	N/A

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

	Table of Contents

Fund Overview	Key facts and details about the Funds listed in this prospectus including investment objectives, fee and expense information, principal investment strategies, principal
	risks, and historical performance information
	Key Facts about BlackRock National Municipal Fund	3
	Key Facts about BlackRock Short-Term Municipal Fund	8

Details about the Funds	How Each Fund Invests	13
	Investment Risks	16

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	How to Choose the Share Class that Best Suits Your Needs	20
	Details about the Share Classes	20
	Distribution and Service Payments	21
	How to Buy, Sell, Exchange and Transfer Shares	23
	Account Services and Privileges	28
	Funds’ Rights	28
	Participation in Fee-Based Programs	29
	Short-Term Trading Policy	29

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	31
	Portfolio Manager Information	32
	Conflicts of Interest	33
	Valuation of Fund Investments	34
	Dividends, Distributions and Taxes	35

Financial Highlights	Financial Performance of the Funds	36

General Information	Shareholder Documents	38
	Certain Fund Policies	38
	Statement of Additional Information	39

Glossary	Glossary of Investment Terms	40

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts about BlackRock National Municipal Fund

Investment Objective

The investment objective of the BlackRock National Municipal Fund (the “National Fund” or the “Fund”) is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Investor B1 and Investor C1 Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor B1 Shares	Investor C1 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	4.50%[1]	1.00%[2]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor B1 Shares	Investor C1 Shares
Management Fee	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	1.00%	0.80%
Other Expenses	0.20%[3]	0.19%
Interest Expense	0.08%	0.08%
Miscellaneous Other Expenses	0.12%	0.11%
Acquired Fund Fees and Expenses	0.01%	0.01%[4]
Total Annual Fund Operating Expenses	1.69%	1.48%[4]
Fee Waivers and/or Expense Reimbursements[5]	—	(0.11)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[5]	1.69%	1.37%
1	A contingent deferred sales charge (“CDSC”) of 4.50% is assessed if shares are redeemed in less than one year. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B1 Shares. See the section “Details about the Share Classes — Investor B1 Shares” for the complete schedule of CDSCs.)
2	There is no CDSC on Investor C1 Shares after one year.
3	Other expenses are based on estimated amounts for the current fiscal year.
4	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include Acquired Fund Fees and Expenses.
5	As described in the “Management of the Funds” section of the Fund’s prospectus on page 29, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.28% (for Investor C1 Shares) of average daily net assets until November 1, 2013. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
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Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor B1 Shares	$622	$883	$1,118	$1,998
Investor C1 Shares	$239	$446	$ 787	$1,749

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B1 Shares	$172	$533	$918	$1,998
Investor C1 Shares	$139	$446	$787	$1,749

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the National Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds. Municipal bonds include debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations.

The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. Although Fund management presently intends to invest at least 65% of the Fund’s net assets in municipal bonds rated investment grade or in unrated municipal bonds that Fund management believes are of comparable quality, it is possible that in the future the Fund could invest up to 100% of its assets in “junk bonds.” Investment grade bonds are securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. The Fund does not intend to invest more than 35% of its net assets in junk bonds or in unrated bonds that Fund management believes are of comparable quality. This is a non-fundamental policy and may be changed by the Board at any time. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

The Fund may engage in transactions in certain derivatives, such as financial futures contracts and options thereon, indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements. The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. The Fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (“inverse floaters”).

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

  Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
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  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.
  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.
  Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.
  Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
  Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
  Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

  Prepayment and Extension Risk — When interest rates fall, an issuer may redeem a security with call features by repaying it early, and the Fund may have to invest the proceeds in securities with lower yields. When interest rates rise, certain obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.
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  Tender Option Bonds and Related Securities Risk — Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, described above, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P/Investortools Main Municipal Bond Index. The returns in the table for Investor B1 Shares, which commenced operations on July 18, 2011, are based on the Fund’s Institutional Shares adjusted to reflect the applicable distribution and service (12b-1) fees. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at 800-882-0052.

Investor C1 Shares
ANNUAL TOTAL RETURNS
BlackRock National Municipal Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 7.39% (quarter ended September 30, 2009) and the lowest return for a quarter was –4.82% (quarter ended December 31, 2010). The year-to-date return as of September 30, 2011 was 8.91%.

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock National Municipal Fund — Investor C1
Return Before Taxes	1.29%	2.70%	4.02%
Return After Taxes on Distributions	1.29%	2.70%	4.02%
Return After Taxes on Distributions and Sale of Shares	2.24%	2.89%	4.07%
BlackRock National Municipal Fund — Investor B1 Return Before Taxes	(2.36)%	2.15%	3.81%
S&P/Investortools Main Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	2.45%	3.83%	4.82%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor C1 Shares only, and the after-tax returns for Investor B1 Shares will vary.

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Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Walter O’Connor, CFA	1996	Managing Director of BlackRock, Inc.
Theodore R. Jaeckel, CFA	2006	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

Investor B1 and Investor C1 Shares
Minimum Initial Investment	Available only for dividend and capital gain reinvestment for existing shareholders and certain authorized qualified employee benefit plans.
Minimum Additional Investment	N/A.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements. The Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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Fund Overview

Key Facts about BlackRock Short-Term Municipal Fund

Investment Objective

The investment objective of the BlackRock Short-Term Municipal Fund (the “Short-Term Fund” or the “Fund”) is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Investor A1 Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor A1 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	1.00%
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A1 Shares
Management Fee	0.33%
Distribution and/or Service (12b-1) Fees	0.10%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.54%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A1 Shares	$155	$271	$399	$770

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

Under normal circumstances, the Short-Term Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds. Municipal bonds include debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations.

The Short-Term Fund invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. Investment grade bonds are securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time. Municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and that have a maturity that is generally one year or less.

The Fund will maintain a dollar weighted maturity of no more than two years. Because of their shorter maturities, the Fund’s investments will not usually be as sensitive to changes in prevailing interest rates as are long-term municipal bonds. Fluctuations in interest rates on short-term municipal bonds may, however, vary more widely from time to time than those on long-term municipal bonds.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

  Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.
  Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
  Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
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  Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

  Prepayment and Extension Risk — When interest rates fall, an issuer may redeem a security with call features by repaying it early, and the Fund may have to invest the proceeds in securities with lower yields. When interest rates rise, certain obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.
  Variable Rate Demand Obligations Risks — Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
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Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P/Investortools Main Municipal Bond Index and the S&P/Investortools Limited Maturity Municipal Bond Index, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at 800-882-0052.

Investor A1 Shares
ANNUAL TOTAL RETURNS
BlackRock Short-Term Municipal Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.74% (quarter ended March 31, 2001) and the lowest return for a quarter was –0.40% (quarter ended December 31, 2010). The year-to-date return as of September 30, 2011 was 1.39%.

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Short-Term Municipal Fund — Investor A1
Return Before Taxes	(0.48)%	2.70%	2.54%
Return After Taxes on Distributions	(0.48)%	2.69%	2.54%
Return After Taxes on Distributions and Sale of Shares	0.11%	2.67%	2.53%
S&P/Investortools Main Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	2.45%	3.83%	4.82%
S&P/Investortools Limited Maturity Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	1.54%	3.74%	3.47%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

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Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Peter J. Hayes	1996	Managing Director of BlackRock, Inc.
Marie Sheehan	2007	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Investor A1 Shares generally are no longer available for purchase but continue to be available for dividend and capital gain reinvestment and certain authorized qualified employee benefit plans. You may redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. You should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements. The Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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Details about the Funds

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock National Municipal Fund (the “National Fund”) and the BlackRock Short-Term Municipal Fund (the “Short-Term Fund”) (each a “Fund” and collectively the “Funds”) and your rights as a shareholder.

How Each Fund Invests

Investment Process

With respect to each Fund, BlackRock considers a variety of factors when choosing investments, such as:

  Credit Quality of Issuers — based on bond ratings and other factors including economic and financial conditions.
  Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).
  Maturity Analysis — the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve. Maturity of a debt security refers to the date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

In choosing investments, Fund management analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities. In addition, Fund management considers the availability of features that protect against an early call of a bond by the issuer.

The Funds intend to invest so that no more than 25% of a Fund’s assets are represented by the municipal securities of issuers located in the same state.

National Fund

Investment Objective

The investment objective of the National Fund is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund. This investment objective is a fundamental policy of the Fund and may not be changed without approval of a majority of the Fund’s outstanding securities, as defined in the Investment Company Act.

Principal Investment Strategies

Under normal circumstances, the National Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds. This policy is a fundamental policy of the Fund and may not be changed without approval of a majority of the Fund’s outstanding securities, as defined in the Investment Company Act. Municipal bonds include debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds.

Fund management will choose municipal bond investments that it believes offer a relatively high potential for total return relative to their total risk. Although the Fund’s investment policies are not governed by specific rating categories, Fund management does not presently intend to invest more than 35% of the Fund’s assets in municipal bonds rated below investment grade (below BBB by S&P or Fitch, or below Baa by Moody’s) or in unrated municipal bonds that Fund management believes are of comparable quality. These lower-rated obligations are commonly known as “junk bonds.” The 35% limitation on junk bond investments reflects only the present intention of Fund management, and may be changed at any time by the Board without shareholder approval. Therefore, it is possible that the Fund could invest up to 100% of its assets in junk bonds. The Fund will not invest in municipal bonds rated

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in the lowest rating categories (CC or lower by S&P or Fitch, or Ca or lower by Moody’s) unless Fund management believes those ratings do not accurately reflect the financial condition of the issuer or other factors affecting the creditworthiness of the bonds. Fund management does not presently intend to invest in municipal bonds that are in default or that it believes will be in default.

The Fund is permitted to engage in transactions in certain derivatives, such as financial futures contracts and options thereon, indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements. Derivatives are financial instruments whose value is derived from another security or an index such as the S&P/Investortools Main Municipal Bond Index. The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. The Fund is not is required to use hedging and may choose not to do so.

The Fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (“inverse floaters”).

ABOUT THE PORTFOLIO MANAGEMENT OF THE NATIONAL FUND

The Fund is managed by a team of financial professionals. Theodore R. Jaeckel, Jr., CFA, and Walter O’Connor, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Short-Term Fund

Investment Objective

The investment objective of the Short-Term Fund is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund. This investment objective is a fundamental policy of the Fund and may not be changed without approval of a majority of the Fund’s outstanding securities, as defined in the Investment Company Act.

Principal Investment Strategies

Under normal circumstances, the Short-Term Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds. This policy is a fundamental policy of the Fund and may not be changed without approval of a majority of the Fund’s outstanding securities, as defined in the Investment Company Act. Municipal bonds include debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. The Short-Term Fund invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar weighted maturity of no more than two years. Because of their shorter maturities, the Fund’s investments will not usually be as sensitive to changes in prevailing interest rates as are long-term municipal bonds. Fluctuations in interest rates on short-term municipal bonds may, however, vary more widely from time to time than those on long-term municipal bonds.

ABOUT THE PORTFOLIO MANAGEMENT OF THE SHORT-TERM FUND

The Fund is managed by a team of financial professionals. Peter J. Hayes and Marie Sheehan, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

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Other Strategies

In addition to the main strategies discussed above, each Fund may use certain other investment strategies. The Funds may also invest or engage in the following investments/strategies:

  Borrowing — Each Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.
  Illiquid/Restricted Securities — Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
  Indexed Securities — Each Fund may invest in securities the potential return of which is based on the change in a particular measurement of values or rates.
  Investment Companies — Each Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds. Each Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated exchange-traded funds.
  Private Activity Bonds — Each Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.
  Securities Lending — Each Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
  Taxable Income — Investments in taxable money market securities as well as some of the derivatives discussed above may cause a Fund to have taxable investment income. Each Fund may also realize capital gains on the sale of its municipal bonds (and other securities it holds). These capital gains will be taxable regardless of whether they are derived from a sale of municipal bonds.
  Taxable Money Market Securities — Each Fund may invest up to 20% of its assets on a temporary basis in taxable money market securities that have a maturity of one year or less. A Fund may make these investments for liquidity purposes or as a temporary investment pending an investment in municipal bonds.
  Temporary Defensive Strategies — As a temporary measure for defensive purposes, each Fund may invest without limitation in taxable money market securities. These investments may prevent a Fund from meeting its investment objective.
  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

National Fund Other Strategies

  Variable Rate Demand Obligations — The National Fund is permitted to invest in variable demand rate obligations, which are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution.

Short-Term Fund Other Strategies

  Derivatives — The Short-Term Fund is permitted to engage in transactions in certain derivatives, such as financial futures contracts and options thereon, indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements. Derivatives are financial instruments whose value is derived from another security or an index such as the S&P/Investortools Main Municipal Bond Index. The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. The Fund is not is required to use hedging and may choose not to do so.
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Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Objectives and Policies” in the Statement of Additional Information (the “SAI”) also includes more information about each Fund, its investments and the related risks. As with any fund, there can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Principal Risks of Investing in a Fund:

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk (National Fund Principal Risk; Short-Term Fund Other Risk) — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Junk Bonds Risk (National Fund) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks of junk bond investments include:

  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.
  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.
  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
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  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.
  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

  General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
  Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
  Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.
  Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
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  Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
  Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
  Tax-Exempt Status Risk — In making investments, the Fund and the Manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on Municipal Obligations and payments under tax-exempt derivative securities. Neither the Fund nor its Manager will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities. The Internal Revenue Service (the “IRS”) has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from Federal income tax (contrary to indications from the issuer) could affect the Fund’s and shareholder’s income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Prepayment and Extension Risk — When interest rates fall, an issuer may redeem a security with call features by repaying it early, and the Fund may have to invest the proceeds in securities with lower yields. When interest rates rise, certain obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Tender Option Bonds and Related Securities Risk (National Fund) — Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, described above, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Variable Rate Demand Obligations Risk (Short-Term Fund Principal Risk; National Fund Other Risk) — Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

A Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Indexed and Inverse Securities Risk — Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in

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the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Taxability Risk — The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

The National Fund currently offers multiple share classes (Investor B1 Shares and Investor C1 Shares in this prospectus), and the Short-Term Fund currently offers multiple share classes (Investor A1 Shares in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial adviser or your financial intermediary can help you determine which share class is best suited to your personal financial goals.

Each Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock.

Investor B1 and Investor C1 Shares of the National Fund and Investor A1 Shares of the Short-Term Fund are offered on a very limited basis as described below. Investor B1 and Investor C1 Shares of the National Fund and Investor A1 Shares of the Short-Term Fund are also subject to ongoing service fees and Investor B1 and Investor C1 Shares of the National Fund are subject to ongoing distribution fees and may be subject to a deferred sales charge.

Investor B1 and Investor C1 Shares of the National Fund and Investor A1 Shares of the Short-Term Fund are available only for dividend and capital gain reinvestment for existing shareholders and certain authorized qualified employee benefit plans.

Details About the Share Classes

Investor A1 Shares - Initial Sales Charge Option

No initial sales charge applies to Investor A1 Shares that you buy through reinvestment of Fund dividends.

Investor B1 Shares — Deferred Sales Charge Options

If you redeem your Investor B1 Shares within six years after purchase, you may be required to pay a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. When you redeem Investor B1 Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor B1 Shares that are not subject to the deferred sales charge are redeemed first. After that, the Funds redeem the shares that have been held the longest. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Investor B1 Shares

Years Since Purchase	Sales Charge[1]
0 – 1	4.50%
1 – 2	4.00%
2 – 3	3.50%
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	0.00%

1	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another BlackRock Fund, the original sales charge schedule will apply.

Any CDSC paid on the redemptions of Investor B1 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

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Your Investor B1 Shares convert automatically into Investor A Shares approximately seven years after purchase. Any Investor B1 Shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A Shares are subject to lower annual expenses than Investor B1 Shares. The conversion of Investor B1 Shares to Investor A Shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Investor B Shares of different BlackRock Funds. For example, Investor B Shares of fixed-income funds typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B Shares in an exchange from another fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B Shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor B1 Shares may be reduced or waived in certain circumstances, such as:

  Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans;
  Exchanges pursuant to the exchange privilege, as described in “How to Exchange Shares or Transfer your Account”;
  Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2;
  Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006;
  Redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or an affiliate;
  Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);
  Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares;
  Involuntary redemptions made of shares in accounts with low balances;
  Certain redemptions made through the Systematic Withdrawal Plan offered by a Fund, BlackRock or an affiliate;
  Redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees;
  Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of a Fund.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Investor C1 Shares — Deferred Sales Charge Options

The period in which deferred sales charges may have applied to Investor C1 Shares has expired. No deferred sales charge applies to redemptions of Investor C1 Shares or to shares that you buy through reinvestment of dividends or capital gains.

Right of Accumulation

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A and A1, Investor B, B1, B2 and B3, Investor C, C1, C2 and C3, and Institutional Shares in most BlackRock Funds and the investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and minor children may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Distribution and Service Payments

The Funds have adopted plans (the “Plans”) that allow each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

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Plan Payments

Under the Plans, Investor B1 and Investor C1 Shares pay a distribution fee to the Distributor, and/or its affiliates including PNC and its affiliates and to Barclays PLC (“Barclays”) and its affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Barclays for sales support services provided in connection with the sale of Investor C1 Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock PNC, Barclays and their respective affiliates) (each a “Financial Intermediary”) for sales support services and related expenses. All Investor C1 Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the Fund attributable to Investor C1 Shares, as applicable. Investor A1 Shares do not pay a distribution fee.

Under the Plans, a Fund also pays shareholder servicing fees (also referred to as shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor A1, B1 and C1 class shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor A1, B1 and C1 Shares of the Fund. All Investor A1, B1 and C1 Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor A1, B1 and C1 Shares:

  Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor A1, B1 and C1 Shares;
  Assisting customers in choosing and changing dividend options, account designations and addresses; and
  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares. Because the fees paid by the Funds under the Plans are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B1 and Investor C1 Shares may over time cost investors more than the front-end sales charge on Investor A1 Shares. For more information on the Plans, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to the Plans and fees a Fund pays to its transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of a Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Funds’ payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

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How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your financial professional or financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or financial intermediary may help you with this decision.

The Funds may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Funds at any time for any reason. In addition, the Funds may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in a Fund may be transferred to that state.

How to Buy Investor A1, B1 or C1 Shares

Investor A1 and Investor C1 Shares generally are no longer available for purchase but continue to be available for dividend and capital gain reinvestment for existing shareholders and certain authorized qualified employee benefit plans.

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How to Buy Shares

	Your Choices	Important Information for You to Know
Add to Your Investment	First, have your financial professional or financial intermediary submit your purchase order

Since purchases are limited to certain authorized qualified employee benefit plans, contact your financial professional or financial intermediary to see if you qualify.

The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (“NYSE” or “Exchange”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762, or contact your financial professional of financial intermediary (if your account is not held directly with BlackRock).
How to Pay for Shares	Making payment for purchases	Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your financial professional or financial intermediary, but in no event later than 4:00 p.m. (Eastern time) on the third business day following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.

How to Sell Shares

Full or Partial Redemption of Shares	Have your financial professional or financial intermediary submit your sales order

You can make redemption requests through your financial professional or financial intermediary. Shareholders should indicate whether they are redeeming Investor A1 or Investor C1 Shares. The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Financial Intermediaries may charge a fee to process a redemption of shares. Shareholders who hold more than one class should indicate which class of shares they are redeeming.

Each Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming:

Redeem by Telephone: You may sell shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through the Automated Clearing House Network (“ACH”) or wire transfer. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. Call (800) 441-7762 for details.

You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

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How to Sell Shares (continued)

	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)

A Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. A Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. A Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by VRU: Investor Shares may also be redeemed by use of the Fund’s automated voice response unit service (“VRU”). Payment for Investor Shares redeemed by VRU may be made for non- retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock, P.O. Box 9819, Providence, Rhode Island 02940-8019, or for overnight delivery, 4400 Computer Drive, Westborough, Massachusetts 01588. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Payment of Redemption Proceeds: Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer.

Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. Each Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service.

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How to Sell Shares (continued)

	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally sent on the next business day following redemption on which the Funds’ custodian is open for business. Each Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by the Fund.

* * *

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

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How to Exchange Shares or Transfer your Account

	Your Choices	Important Information for You to Know
Exchange Privilege	Selling shares of one fund to purchase shares of another BlackRock fund (“exchanging”)

Investor A1 and Investor C1 Shares of the Fund are generally exchangeable for Investor A, Investor C Shares, respectively, of another BlackRock Fund.

You can exchange $1,000 or more of Investor A1 and Investor C1 Shares from one fund into Investor A, Investor C Shares, respectively, of another fund which offers that class of shares (you can exchange less than $1,000 of Investor A1 and Investor C1 Shares if you already have an account in the fund into which you are exchanging). You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors.

Some of the BlackRock Funds impose a different deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

To exercise the exchange privilege you may contact your financial professional or financial intermediary. Alternatively, if your account is held directly with BlackRock you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com/funds, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Fund has the right to reject any telephone request for any reason.

Although there is currently no express limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short Term Trading Policy” below.

For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other financial professional before making an exchange request.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of a Fund only to another securities dealer that has an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer or other financial intermediary	You must either: Transfer your shares to an account with the Fund; or Sell your shares, paying any applicable deferred sales charge.

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Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your financial professional for assistance in requesting one or more of the following services and privileges.

Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to special payee. Please call (800) 441-7762 for details. If investing into another fund at BlackRock, the receiving fund must be open to new purchases.
Systemic Exchange	This feature can be used by investors to systematically exchange money from one Fund to up to four other Funds.	A minimum of $10,000 in the initial BlackRock Fund is required and investments in any additional Funds must meet minimum initial investment requirements. For more information, please call (800) 441-7762. See “Exchange Privilege” for information on which classes of a Fund you may exchange into.
Systematic Withdrawal Plan (“SWP”)	This feature can be used by investors who want to receive regular distributions from their accounts.

To start a Systematic Withdrawal Plan (“SWP”) a shareholder must have a current investment of $10,000 or more in a BlackRock Fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours notice. If a shareholder purchases additional Investor A1 Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B1 or Investor C1 Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. SWP redemptions of Investor B1 or Investor C1 Shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or other financial intermediary for details.

Funds’ Rights

Each Fund may:

  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act;
  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;
  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and
  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (“Fund Minimum”), and may take one of two actions if the balance in your Fund falls below the Fund Minimum.

First, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $250 for any reason, including market fluctuation. You will be notified that the value of your account is less than $250 before the Fund makes an involuntary redemption. The notification will provide you

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with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $250 before the Fund makes an involuntary redemption or to the Fund Minimum in order not to be assessed an annual low balance fee of $20, as set forth below. This involuntary redemption may not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs, accounts established under the Uniform Gifts or Transfers to Minors Acts, and certain intermediary accounts.

Second, the Fund charges an annual $20 low balance fee on all Fund accounts that have a balance below the Fund Minimum for any reason, including market fluctuation. The fee will be deducted from the Fund account only once per calendar year. You will be notified that the value of your account is less than the Fund Minimum before the fee is imposed. You will then have a 90 calendar day period to make an additional investment to bring the value of your account to the Fund Minimum before the Fund imposes the low balance fee. This low balance fee does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs, or, accounts established under the Uniform Gifts or Transfers to Minors Acts.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or financial intermediaries that have agreements with the Distributor, you may be able to buy Institutional Shares, including by exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of a Fund, but may be subject to upfront sales charges. Additional purchases of Institutional Shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional or financial intermediary.

Short-Term Trading Policy

The Board of Directors of the Funds (the “Board”) has determined that the interests of long-term shareholders and each Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Funds will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

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Each Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to a Fund or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While a Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Transfer Agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, the Funds’ Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a Fund or long-term shareholders.

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Management of the Funds

BlackRock

BlackRock, each Fund’s investment adviser, manages each Fund’s investments and its business operations subject to the oversight of the Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Investment Management LLC, each Fund’s sub-adviser (“BIM” or the “Sub-Adviser”), is a registered investment adviser organized in 1999. BlackRock and its affiliates had approximately $3.345 trillion in investment company and other portfolio assets under management as of September 30, 2011.

Each Fund has entered into a management agreement (each, a “Management Agreement”) with BlackRock under which BlackRock receives for its services to each Fund a fee of each Fund’s average daily net assets. For the fiscal year ended June 30, 2011, the aggregate management fees, net of any applicable waivers, paid by each Fund to BlackRock as a percentage of each Fund’s average daily net assets were:

National Fund	0.48%
Short-Term Fund	0.33%

BlackRock has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock, under which BlackRock pays the Sub-Adviser a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreements. The Sub-Adviser is responsible for the day-to-day management of the Funds.

National Fund and Short-Term Fund Total Annual Management Fees (Before Waivers)

With respect to the National Fund, and the Short-Term Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are calculated as follows:

	Rate of Management Fee
Aggregate average daily Net Assets of the two combined Funds[1]	National Fund	Short-Term Fund
First $250 million	0.500%	0.400%
$250 million – $400 million	0.475%	0.375%
$400 million – $550 million	0.475%	0.350%
$550 million – $1.5 billion	0.475%	0.325%
Greater than $1.5 billion	0.475%	0.325%
1	The reductions shall be applicable to each Fund regardless of size on a “uniform percentage” basis. Determination of the portion of the Net Assets of each Fund to which a reduced rate is applicable is made by multiplying the Net Assets of that Fund by “uniform percentages,” derived by dividing the amount by which the combined assets of all Funds exceed the various applicable breakpoints by such combined assets.

BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any), of each share class of certain Funds at the levels shown below. (Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.”) To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

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With respect to the National Fund and Short-Term Fund, BlackRock has agreed to contractually and/or voluntarily waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amount noted in the table below.

	Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
	Contractual Caps[1]	Voluntary Caps[2]
National Fund
Investor C1 Shares	1.28%	—
Short-Term Fund
Investor A1 Shares	—	0.52%
*	As a percentage of average daily net assets.
1	The contractual caps are in effect until November 1, 2013. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
2	Voluntary waivers or reimbursements may be reduced or discontinued at any time without notice.

As stated above, the waivers and reimbursements described in the table above do not include Interest Expense. A Fund’s Interest Expense is required to be reported as part of operating expenses in such Fund’s expense table for accounting purposes. A Fund incurs Interest Expense when making certain investments (e.g., tender option bonds) to seek to enhance the yield and total return of the portfolio. The amount of Interest Expense (if any) will fluctuate with a Fund’s use of those investments.

A discussion of the basis for the Board’s approval of each Management Agreement with BlackRock and the sub-advisory agreement between BlackRock and the Sub-Adviser is included in the Fund’s annual shareholder report for the fiscal year ended June 30, 2011.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ SAI.

National Fund

The Fund is managed by a team of financial professionals. Walter O’Connor, CFA, and Theodore Jaeckel, CFA, are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Walter O’Connor, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1996	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers L.P. (“MLIM”) from 2003 to 2006; Director of MLIM from 1998 to 2003.
Theodore R. Jaeckel, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.

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Short-Term Fund

The Fund is managed by a team of financial professionals. Peter J. Hayes and Marie Sheehan are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Peter J. Hayes	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	1996	Managing Director of BlackRock, Inc. since 2006; Head of Municipal Bonds within BlackRock’s Fixed Income Portfolio Management Group since 2006; Managing Director of MLIM from 2000 to 2006.
Marie Sheehan	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock, Inc. since 2008; Director of BlackRock, Inc. from 2006 to 2007; Director of MLIM from 2000 to 2006.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Barclays Bank PLC and its affiliates, including Barclays (each a “Barclays Entity” and collectively, the “Barclays Entities”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates or the Barclays Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or the Barclays Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates or Barclays Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a Barclays Entity performs or seeks to perform investment banking or other services. One or more Affiliates or Barclays Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates or Barclays Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate or a Barclays Entity having positions that are adverse to those of the Fund. No Affiliate or Barclays Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate or a Barclays Entity may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate or a Barclays Entity and of other accounts managed by an Affiliate or a Barclays Entity, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates or Barclays Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or a Barclays Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate- or Barclays Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates or Barclays Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate or a Barclays Entity has or is trying to develop investment banking relationships or in which an Affiliate or a Barclays Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate or a Barclays Entity provides or may some day provide research coverage. An Affiliate or a Barclays Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates or Barclays Entities in connection with the Fund’s portfolio investment transactions.

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Under a securities lending program approved by the Fund’s Board, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Fund’s assets and liabilities are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Fund values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. Certain short-term debt securities are valued on the basis of amortized cost.

If the Fund invests in foreign securities, these securities may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. In addition, foreign currency exchange rates are generally determined as of the close of business on the NYSE.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or liability is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value.

The Fund may accept orders from certain authorized Financial Intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.

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Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is a tax deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend although the impact on you will be significantly less than if you were invested in a Fund paying fully taxable dividends. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Each Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, selected securities dealer, other financial intermediary or the Fund.

Each Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes.

A Fund will purchase a municipal security only if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes. For purposes of each Fund’s investment strategies, municipal securities and municipal bonds do not include certain tax credit bonds or tax subsidy bonds issued by municipalities and/or states, the interest of which are generally taxable for Federal income tax purposes. Holders of tax credit bonds may be entitled to be allocated income tax credits of certain amounts. To the extent that the dividends distributed by a Fund are derived from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax.

There is a possibility that events occurring after the date of issuance of a security, or after a Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes. If you redeem or exchange Fund shares, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investment in private activity bonds.

Generally, within 60 days after the end of the Fund’s taxable year, the Fund will tell you the amount of exempt-interest dividends, taxable dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held your shares. The tax treatment of dividends from a Fund is the same whether you choose to receive them in cash or to have them reinvested in shares of the Fund.

A 3.8% Medicare contribution tax will be imposed on the net investment income (which includes taxable interest, dividends and capital gain) of U.S. individuals with income exceeding $200,000 or $250,000 if married filing jointly, and of trusts and estates, for taxable years beginning after December 31, 2012.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

A 30% withholding tax will be imposed on dividends and redemption proceeds paid after December 31, 2013, to (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This Section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

35

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Since Investor B1 Shares of the National Fund commenced operations on July 18, 2011, the financial information in the table below shows the Fund’s financial performance for the periods indicated for Investor C1 Shares of the Fund. The Investor C1 Shares would have substantially similar performance to the Investor B1 Shares because the Investor C1 Shares and the Investor B1 Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor C1 Shares and the Investor B1 Shares do not have the same expenses. The actual return of Investor B1 Shares would have been lower than that of Investor C1 Shares because Investor B1 Shares have higher expenses than Investor C1 Shares. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

Financial Highlights of BlackRock National Municipal Fund

	Investor C1
	Year Ended June 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.19	$9.61	$9.95	$10.39	$10.36
Net investment income[1]	0.41	0.40	0.41	0.40	0.41
Net realized and unrealized gain (loss)	(0.13)	0.57	(0.35)	(0.44)	0.04
Net increase (decrease) from investment operations	0.28	0.97	0.06	(0.04)	0.45
Dividends from net investment income	(0.41)	(0.39)	(0.40)	(0.40)	(0.42)
Net asset value, end of period	$10.06	$10.19	$9.61	$9.95	$10.39
Total Investment Return[2]
Based on net asset value	2.80%	10.28%	0.76%	(0.44)%	4.23%
Ratios to Average Net Assets
Total expenses	1.47%	1.42%	1.46%	1.58%	1.80%
Total expenses after fees waived and paid indirectly	1.46%	1.42%	1.44%	1.57%	1.80%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[3]	1.38%	1.39%	1.39%	1.39%	1.39%
Net investment income	4.04%	3.96%	4.32%	3.90%	3.88%
Supplemental Data
Net assets, end of period (000)	$73,302	$88,427	$95,790	$114,746	$140,653
Portfolio turnover	51%	70%	65%	61%	46%
1	Based on average shares outstanding.
2	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
3	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s most recent annual report for details of municipal bonds transferred to tender option bond trusts.
36

Financial Highlights (continued)

Financial Highlights of BlackRock Short-Term Municipal Fund

	Investor A1
	Year Ended June 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$10.19	$10.14	$9.98	$9.89	$9.89
Net investment income[1]	0.12	0.14	0.27	0.32	0.32
Net realized and unrealized gain (loss)	(0.00)[2]	0.05	0.16	0.09	(0.01)
Net increase from investment operations	0.12	0.19	0.43	0.41	0.31
Dividends from net investment income	(0.12)	(0.14)	(0.27)	(0.32)	(0.31)
Net asset value, end of year	$10.19	$10.19	$10.14	$9.98	$9.89
Total Investment Return[2]
Based on net asset value	1.14%	1.91%	4.34%	4.20%	3.21%
Ratios to Average Net Assets
Total expenses	0.54%	0.55%	0.58%	0.59%	0.58%
Total expenses after fees waived and paid indirectly	0.52%	0.52%	0.45%	0.45%	0.48%
Net investment income	1.14%	1.41%	2.70%	3.22%	3.18%
Supplemental Data
Net assets, end of year (000)	$53,141	$66,404	$78,606	$105,580	$122,281
Portfolio turnover	44%	36%	21%	33%	110%
1	Based on average shares outstanding.
2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
37

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

  Access the BlackRock website at http://www.blackrock.com/edelivery
  Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your Financial Intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

38

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the SAI.

For a discussion of the each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

39

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Fund, please see the SAI.

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Management Fee — a fee paid to BlackRock for managing the Fund.

Other Expenses — include accounting, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Fund.

S&P/Investortools Limited Maturity Municipal Bond Index — includes all bonds in the S&P/Investortools Main Municipal Bond Index with a remaining maturity of less than 4 years.

S&P/Investortools Main Municipal Bond Index — is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in this Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.

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For More Information

Funds and Service Providers

FUNDS
BlackRock Municipal Bond Fund, Inc.
   BlackRock National Municipal Fund
   BlackRock Short-Term Municipal Fund
100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:
4400 Computer Drive
Westborough, Massachusetts 01588

(800) 441-7762

MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISER
BlackRock Investment Management, LLC
1 University Square Drive
Princeton, New Jersey 08540

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
100 Summer Street
Boston, Massachusetts 02116

DISTRIBUTOR
BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, New York 10286

COUNSEL
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each Fund’s investments. The annual report describes a Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information for each Fund, dated October 28, 2011, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Funds’ annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Municipal Bond Fund, Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail

BlackRock Municipal Bond Fund, Inc.
4400 Computer Drive
Westborough, Massachusetts 01588

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI. For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about a Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520. Information about obtaining documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK MUNICIPAL BOND FUND, INC. INVESTMENT COMPANY ACT FILE NO. 811-02688
© BlackRock Advisors, LLC

PRO-10051-PRI-1011R